ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

MONTHLY SERVICER'S CERTIFICATE


          Accounting Date:                            July 31, 2001
                                              ----------------------
          Determination Date:                       August 13, 2001
                                              ----------------------
          Distribution Date:                        August 15, 2001
                                              ----------------------
          Monthly Period Ending:                      July 31, 2001
                                              ----------------------
          Last Month Distribution Date                July 16, 2001
                                              ----------------------

This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.        Collection Account Summary

          Available Funds:
                   Payments Received                                                                     $23,809,680.38
                   Liquidation Proceeds (excluding Purchase Amounts)                                      $1,706,300.36
                   Current Monthly Advances                                                                  389,185.73
                   Amount of withdrawal, if any, from the Reserve Account                                         $0.00
                   Monthly Advance Recoveries (due to servicer)                                            ($319,382.72)
                   Purchase Amounts-Warranty and Administrative Receivables                                       $0.00
                   Income from investment of funds in Trust Accounts                                         $12,514.06
                                                                                                 -----------------------
          Total Available Funds                                                                          $25,598,297.81
                                                                                                 =======================

          Amounts Payable on Distribution Date:
                   1. Trustee and other fees                                                                      $0.00
                   2. Servicing Fee                                                                         $628,186.22
                   3. Class A Interest Distributable Amount
                   Class A-1 Interest                                                                             $0.00
                   Class A-2 Interest                                                                       $477,750.07
                   Class A-3 Interest                                                                     $1,831,083.33
                   4. First Priority Principal Distribution Amount                                                $0.00
                   5. Class M Interest Distributable Amount                                                 $404,181.94
                   6. Second Priority Principal Distribution Amount                                               $0.00
                   7. Class B Interest Distributable Amount                                                 $557,345.93
                   8. Reserve Account Deposit                                                                     $0.00
                   9. Regular Principal Distribution Amount                                              $17,707,928.11
                   10. Certificate Distribution Amount                                                    $3,991,822.21
                                                                                                 -----------------------
          Total Amounts Payable on Distribution Date                                                     $25,598,297.81
                                                                                                 =======================
                   Less: Servicing Fee                                                                     ($628,186.22)
                   Less: Investment Income                                                                  ($12,514.06)
                                                                                                 -----------------------
          NET PAYMENT TO TRUSTEE                                                                         $24,957,597.53
                                                                                                 =======================


                                Page 1 (2000-1)

II.       Available Funds

          Collected Funds (see IV)
                             Payments Received                                                             $23,809,680.38
                             Liquidation Proceeds (excluding Purchase Amounts)                               1,706,300.36

          Purchase Amounts                                                                                          $0.00

          Monthly Advances - current Monthly Period (net)                                                      $69,803.01

          Income from investment of funds in Trust Accounts                                                    $12,514.06
                                                                                                        ------------------

          Available Funds                                                                                  $25,598,297.81
                                                                                                        ==================

III.      Amounts Payable on Distribution Date

a.        Taxes due and unpaid with respect to the Trust                                                            $0.00
          (not otherwise paid by AFL or the Servicer)

b.        Outstanding Monthly Advances (not otherwise reimbursed                                                    $0.00
          to Servicer and to be reimbursed on the Distribution Date)

c.        Accrued and unpaid fees (not otherwise paid by AFL or the
          Servicer):
                             Owner Trustee                                                                          $0.00
                             Administrator                                                                          $0.00
                             Indenture Trustee                                                                      $0.00
                             Lockbox Bank                                                                           $0.00
                             Custodian                                                                              $0.00

d.        Basic Servicing Fee (not otherwise paid to Servicer)                                                $628,186.22

e.        Supplemental Servicing Fees (not otherwise paid to Servicer)                                              $0.00

g.        Payable from Note Interest Distribution Account
                             Class A-1 Interest Distributable Amount                                                $0.00
                             Class A-2 Interest Distributable Amount                                          $477,750.07
                             Class A-3 Interest Distributable Amount                                        $1,831,083.33
                             Class M Interest Distributable Amount                                            $404,181.94
                             Class B Interest Distributable Amount                                            $557,345.93

h.        Payable from Note Principal Distribution Account
                             Payable to Class A-1 Noteholders                                                       $0.00
                             Payable to Class A-2 Noteholders                                              $17,707,928.11
                             Payable to Class A-3 Noteholders                                                       $0.00
                             Payable to Class M Noteholders                                                         $0.00
                             Payable to Class B Noteholders                                                         $0.00

I.        Reserve Account Deposit                                                                                   $0.00
                                                                                                        ------------------

          Total amounts payable on Distribution Date                                                       $21,606,475.60
                                                                                                        ==================


                                 Page 2 (2000-1)

IV.            Collected Funds

               Payments Received:
                        Supplemental Servicing Fees                                                                    $0.00
                        Amount allocable to interest                                                           $8,472,117.94
                        Amount allocable to principal                                                         $15,337,562.44
                        Amount allocable to Insurance Add-On Amounts                                                   $0.00
                        Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit
                           in the Collection Account)                                                                  $0.00
                                                                                                           ------------------

               Total Payments Received                                                                        $23,809,680.38

               Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables                           $1,718,962.90

                        Less: (i) reasonable expenses incurred by Servicer in
                           connection with the collection of such Liquidated
                           Receivables and the repossession and disposition of the
                           related Financed Vehicles and (ii) amounts required to be
                           refunded to Obligors on such Liquidated Receivables                                    $12,662.54
                                                                                                           ------------------

               Net Liquidation Proceeds                                                                        $1,706,300.36
                                                                                                           ------------------

               Total Collected Funds                                                                          $25,515,980.74
                                                                                                           ==================

V.             Purchase Amounts Deposited in Collection Account

               Purchase Amounts - Warranty Receivables                                                                 $0.00
               Purchase Amounts - Administrative Receivables                                                           $0.00

               Total Purchase Amounts                                                                                  $0.00
                                                                                                           ==================

VI.            Reimbursement of Outstanding Monthly Advances

               Outstanding Monthly Advances                                                                       652,257.98

               Outstanding Monthly Advances to be reimbursed out of Available Funds on the
               Distribution Date                                                                                  389,185.73

               Monthly Advances - Recoveries                                                                      319,382.72
                                                                                                           ------------------

               Outstanding Monthly Advances - immediately following the Distribution Date                         722,060.99
                                                                                                           ==================

VII.           Calculation of Interest and Principal Payments
      A. Calculation of Class A-1 Interest Distributable Amount
               Class A-1 Interest Rate                                                                                 6.854%
               Actual Days in Period                                                                                      30
               Class A-1 Balance                                                                                       $0.00
               Class A-1 Interest Carryover Shortfall                                                                  $0.00
               Class A-1 Interest Distributable Amount                                                                 $0.00
                                                                                                           ==================

      B. Calculation of Class A-2 Interest Distributable Amount
               Class A-2 Interest Rate                                                                                  7.15%
               Days in Period (30/360 convention)                                                                         30
               Class A-2 Balance                                                                              $80,181,830.67
               Class A-2 Interest Carryover Shortfall                                                                  $0.00
               Class A-2 Interest Distributable Amount                                                           $477,750.07
                                                                                                           ==================


                                 Page 3 (2000-1)

   C. Calculation of Class A-3 Interest Distributable Amount

          Class A-3 Interest Rate                                                                                       7.30%
          Days in Period (30/360 convention)                                                                              30
          Class A-3 Balance                                                                                  $301,000,000.00
          Class A-3 Interest Carryover Shortfall                                                                       $0.00
          Class A-3 Interest Distributable Amount                                                              $1,831,083.33
                                                                                                           ==================

   D. Calculation of Class M Interest Distributable Amount

          Class M Interest Rate                                                                                         7.51%
          Days in Period (30/360 convention)                                                                              30
          Class M Balance                                                                                     $64,583,000.00
          Class M Interest Carryover Shortfall                                                                         $0.00
          Class M Interest Distributable Amount                                                                  $404,181.94
                                                                                                           ==================

   E. Calculation of Class B Interest Distributable Amount

          Class B Interest Rate                                                                                         7.83%
          Days in Period (30/360 convention)                                                                              30
          Class B Balance                                                                                     $85,417,000.00
          Class B Interest Carryover Shortfall                                                                         $0.00
          Class B Interest Distributable Amount                                                                  $557,345.93
                                                                                                           ==================

   F. Calculation of First Priority Principal Distribution Amount

          Class A Note Balance                                                                               $381,181,830.67
          Pool Balance at End of Preceding Collection Period                                                 $603,058,767.87
          Outstanding Balance of any Class of A Notes on or after the related Final Maturity Date                      $0.00
          First Priority Principal Distribution Amount                                                                 $0.00
                                                                                                           ==================

   G. Calculation of Second Priority Principal Distribution Amount

          Class A + Class M Note Balance                                                                     $445,764,830.67
          Pool Balance at End of Preceding Collection Period                                                 $603,058,767.87
          First Priority Principal Distribution Amount                                                                 $0.00
          Outstanding Balance of the Class M Notes on or after the related Final Maturity Date                         $0.00
          Second Priority Principal Distribution Amount                                                                $0.00
                                                                                                           ==================

   H. Regular Principal Distribution Amount

          Class A-1 Outstanding Principal Balance                                                                      $0.00
          Aggregate Note Balance                                                                             $531,181,830.67
          Pool Balance at End of Preceding Collection Period                                                 $603,058,767.87
          Specified Overcollateralization Amount                                                              $89,584,865.31
          Sum of First and Second Priority Principal Distribution Amounts                                              $0.00
          Outstanding Balance of the Class B Notes on or after the related Final Maturity Date                         $0.00
          Regular Principal Distribution Amount                                                               $17,707,928.11
                                                                                                           ==================

   I. Interest Distribution Amount

          Class A-1 Interest Distributable Amount                                                                      $0.00
          Class A-2 Interest Distributable Amount                                                                $477,750.07
          Class A-3 Interest Distributable Amount                                                              $1,831,083.33
          Class M Interest Distributable Amount                                                                  $404,181.94
          Class B Interest Distributable Amount                                                                  $557,345.93
                                                                                                           ------------------
          Total Interest Distributable Amount                                                                  $3,270,361.27
                                                                                                           ==================


                                   Page 4 (2000-1)

   J. Principal Distribution Amount

          First Priority Principal Distribution Amount                                                             $0.00
          Second Priority Principal Distribution Amount                                                            $0.00
          Regular Principal Distribution Amount                                                           $17,707,928.11
                                                                                                      -------------------
          Principal Distribution Amount                                                                   $17,707,928.11
                                                                                                      ===================

VIII.     Reserve Account Computations

          Reserve Account Balance at Beginning of Period                                                   $4,166,737.92
          Reserve Draw                                                                                             $0.00
          Specified Reserve Account Balance                                                                $4,166,737.92
          Required Deposit to Reserve Account                                                                      $0.00

IX.       Specified Credit Enhancement Amount                                                             $93,751,603.24

X.        Specified Overcollateralization Amount                                                          $89,584,865.31

XI.       Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the Monthly Period                          $603,058,767.87
          Multiplied by Basic Servicing Fee Rate                                                                    1.25%
          Divided by months per year                                                                                  12
                                                                                                      -------------------

          Basic Servicing Fee                                                                                $628,186.22
          Supplemental Servicing Fees                                                                              $0.00
                                                                                                      -------------------
          Total of Basic Servicing Fees and Supplemental Servicing Fees                                      $628,186.22
                                                                                                      ===================

XII.      Payment Waterfall

          Amounts Payable on Distribution Date:
                   1. Reimbursement of Monthly Advances                                                            $0.00
                   2. Trustee and other fees                                                                       $0.00
                   3. Servicing Fee                                                                          $628,186.22
                   4. Class A Interest Distributable Amount
                   Class A-1 Interest                                                                              $0.00
                   Class A-2 Interest                                                                        $477,750.07
                   Class A-3 Interest                                                                      $1,831,083.33
                   5. First Priority Principal Distribution Amount                                                 $0.00
                   6. Class M Interest Distributable Amount                                                  $404,181.94
                   7. Second Priority Principal Distribution Amount                                                $0.00
                   8. Class B Interest Distributable Amount                                                  $557,345.93
                   9. Reserve Account Deposit                                                                      $0.00
                   10. Regular Principal Distribution Amount                                              $17,707,928.11
                   11. Certificate Distribution Amount                                                     $3,991,822.21
                                                                                                      -------------------
          Total Amounts Payable on Distribution Date                                                      $25,598,297.81
                                                                                                      ===================


                                   Page 5 (2000-1)

XIII.     Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly Period
                             Class A-1 Notes                                                                             $0.00
                             Class A-2 Notes                                                                    $80,181,830.67
                             Class A-3 Notes                                                                   $301,000,000.00
                             Class M Notes                                                                      $64,583,000.00
                             Class B Notes                                                                      $85,417,000.00

          b. Amount distributed to Noteholders allocable to principal
                             Class A-1 Notes                                                                             $0.00
                             Class A-2 Notes                                                                    $17,707,928.11
                             Class A-3 Notes                                                                             $0.00
                             Class M Notes                                                                               $0.00
                             Class B Notes                                                                               $0.00

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                             $0.00
                             Class A-2 Notes                                                                    $62,473,902.56
                             Class A-3 Notes                                                                   $301,000,000.00
                             Class M Notes                                                                      $64,583,000.00
                             Class B Notes                                                                      $85,417,000.00

          d. Interest distributed to Noteholders
                             Class A-1 Notes                                                                             $0.00
                             Class A-2 Notes                                                                       $477,750.07
                             Class A-3 Notes                                                                     $1,831,083.33
                             Class M Notes                                                                         $404,181.94
                             Class B Notes                                                                         $557,345.93

          e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                               $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                               $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                               $0.00
             4. Class M Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                               $0.00
             5. Class B Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                               $0.00

          g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
                if any, paid by the Trustee on behalf of the Trust                                                $628,186.22

          h. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                       0.00%
                   Class A-2 Notes                                                                                      67.91%
                   Class A-3 Notes                                                                                     100.00%
                   Class M Notes                                                                                       100.00%
                   Class B Notes                                                                                       100.00%

XIV.      Pool Balance and Aggregate Principal Balance
          Pool Balance at beginning of Monthly Period                                                         $603,058,767.87
          Pool Balance at end of Monthly Period                                                               $584,021,211.08


                                   Page 6 (2000-1)

Monthly Period Liquidated Receivables                              Monthly Period Warranty Receivables

              Loan #           Amount                                            Loan #         Amount
              ------           ------                                            ------         ------
see attached listing            $0.00                              see attached listing          $0.00

XV.       Performance

          Original Pool Balance                                                                                $833,347,584.32
          Current Pool Balance                                                                                 $584,021,211.08
          Age of the Pool (months)                                                                                          14

          Delinquency Rate

          Sum of Principal Balance of Accounts 30 or more Days Delinquent                                       $28,433,538.14

          Default Rate

          Cumulative balance of defaults as of the beginning of the current Accounting Period                   $37,109,974.00

          Sum of Principal Balances of Receivables that became Liquidated Receivables during the Monthly Period or that became Purchased Receivables during
             Monthly Period (if delinquent more than 30 days with respect to any
             portion of a Scheduled Payment at time of purchase)                                                  3,699,994.35

          Cumulative balance of defaults as of the end of the current Accounting Period                         $40,809,968.35

          Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                             $18,720,164.39

          Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly Period) of all
             Receivables that became Liquidated Receivables or that became Purchased
             Receivables and that were delinquent more than 30 days with respect to
             any portion of a Scheduled Payment as of the Accounting Date                                        $3,699,994.35

          Liquidation Proceeds Received by Trust                                                                 $1,706,300.36

          Cumulative net losses as of the current Accounting Date                                               $20,713,858.38


                                   Page 7 (2000-1)

                     Commission    Interest
                     Earned LTD   Accrued YTD
Month    31-Dec-00   5,725,798    124,145,306
         30-Nov-00   6,387,180    118,166,613

Income   31-Dec-00     661,382      5,978,693

                  PEOPLESOFT ARCADIA JOURNAL ENTRY - SECURITIZATION
                                   DECEMBER 2000-1

                                                   Business
                                                     Unit      Account    Department  Product  Affiliate       Debit
                                                   --------    -------    ----------  -------  ---------   -------------
           TOTAL AVAILABLE FUNDS
System Cash Available
   Scheduled Principal \ Prepayments                 0941       121000     15000171    002201              15,337,562.44
   Scheduled Interest                                0941       128100     15000171    002201               8,472,117.94
   Cash Available                                    0941       212660     15000171                                 0.00

Liquidation Proceeds (excluding Purchase Amounts)
   Repurchased Accounts                              0941       121000     15000171    002201               1,706,300.36
   Cash Available                                    0941       212660     15000171                                 0.00

Advanced Interest
   Interest Advanced                                 0941       212660     15000171                            69,803.01
   Interest Advanced                                 0941       212660     15000171                                 0.00

Investment Income
   Investment Income                                 0941       102010     15000171             =+2000-        21,228.32
   Investment Income                                 0941       212660     15000171                                 0.00
                                                                                                           -------------
TOTAL AVAILABLE FUNDS (PER SERVICER CERTIFICATES)                                                          25,607,012.07
                                                                                                           =============
          NET PAYMENT TO TRUSTEE                                                                                8,714.26
Service Fee
   1.25% Servicing Receivable from Trust             0941       212660     15000171                           628,186.22
   1.25% Servicing                                   0941       482870     15000171                                 0.00

Investment Income
   Investment Income                                 0941       212660     15000171                            21,228.32
   Investment Income                                 0941       482810     15000171    002201                       0.00

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE (PER
   SERVICER CERTIFICATES)

           ADDITIONAL RECLASS
Reclass Finance Charges
   Accrued Interest                                  0941       128100     15000171    002201                       0.00
   Finance Charges                                   0941       418000     15000171    002201               5,978,692.78

Repossession Totals
   Repossession                                      0941       142000     15000171    002201                       0.00
   Contra Receivable                                 0941       121000     15000171    002201                       0.00

Deraler Participation - Amortization
   Dealer Participation                              0941       418705     15000171    002201                       0.00
   Dealer Advances                                   0941       229900     15000171    002201                 661,381.52

Loss Reclass
   Losses                                            0941       121000     15000171    002201               3,699,994.35
   Losses                                            0941       510000     15000171    002201                       0.00

                                                                                              Description
                                                                        ---------------------------------------------------------
                                                       Credit           Account                         Description
                                                    -------------       ------------------------------  -------------------------
         TOTAL AVAILABLE FUNDS
System Cash Available
   Scheduled Principal \ Prepayments                         0.00       Fin Rec-O/S Bals-Securitized    Total Collected Principal
   Scheduled Interest                                        0.00       Accr Int on Fin Rec Contra Sec  Total Collected Interest
   Cash Available                                   23,809,680.38       Accounts Payable-Special Misc   Payable to Trust

Liquidation Proceeds (excluding Purchase Amounts)
   Repurchased Accounts                                      0.00       Fin Rec-O/S Bals-Securitized    Liquidation Proceeds
   Cash Available                                    1,706,300.36       Accounts Payable-Special Misc   Payable to Trust

Advanced Interest
   Interest Advanced                                         0.00       Accounts Payable - Misc         Monthly Advances
   Interest Advanced                                    69,803.01       Accounts Payable-Special Misc   Payable to Trust

Investment Income
   Investment Income                                                    Accounts Payable - Misc         Reserved Fund Account
   Investment Income                                    21,228.32       Accounts Payable-Special Misc   Payable to Trust
                                                    -------------
TOTAL AVAILABLE FUNDS (PER SERVICER CERTIFICATES)                       MEMO ITEM

          NET PAYMENT TO TRUSTEE
Service Fee
   1.25% Servicing Receivable from Trust                     0.00       Accounts Payable-Special Misc   Payable to Trust
   1.25% Servicing                                     628,186.22       Service Fee Income

Investment Income
   Investment Income                                         0.00       Accounts Payable-Special Misc   Payable to Trust
   Investment Income                                    21,228.32       Investment Inc Sellers' Int     Investment Income

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE (PER
   SERVICER CERTIFICATES)                           24,957,597.53       MEMO ITEM
                                                    =============
           ADDITIONAL RECLASS
Reclass Finance Charges
   Accrued Interest                                  5,978,692.78       Accr Int on Fin Rec Contra Sec
   Finance Charges                                           0.00       FC Earned Contra-Securitize     Accrued Interest

Repossession Totals
   Repossession                                              0.00       Collateral Hld For Resale-Sec   Held For Sale
   Contra Receivable                                         0.00       Fin Rec-O/S Bals-Securitized    Repossession

Deraler Participation - Amortization
   Dealer Participation                                661,381.52       Dealer Reserve                  Amortization
   Dealer Advances                                           0.00

Loss Reclass
   Losses                                                    0.00       Fin Rec-O/S Bals-Securitized    Defaulted Principal
   Losses                                            3,699,994.35       Contra Chg Offs - Securitized   Securitized Losses

                                                        Debit           Credit
                                                    -------------   -------------
         TOTAL AVAILABLE FUNDS
System Cash Available
   Scheduled Principal \ Prepayments                15,337,672.44              --
   Scheduled Interest                                8,472,117.94              --
   Cash Available                                              --   23,809,680.38

Liquidation Proceeds (excluding Purchase Amounts)
   Repurchased Accounts                              1,706,300.36              --
   Cash Available                                              --    1,706,300.36

Advanced Interest
   Interest Advanced                                    69,803.01              --
   Interest Advanced                                           --       69,803.01

Investment Income
   Investment Income                                    21,228.32
   Investment Income                                           --       21,228.32

TOTAL AVAILABLE FUNDS (PER SERVICER CERTIFICATES)

          NET PAYMENT TO TRUSTEE
Service Fee
   1.25% Servicing Receivable from Trust               628,186.22              --
   1.25% Servicing                                             --      628,186.22

Investment Income
   Investment Income                                    21,228.32              --
   Investment Income                                           --       21,228.32

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE (PER
   SERVICER CERTIFICATES)

           ADDITIONAL RECLASS
Reclass Finance Charges
   Accrued Interest                                            --    5,978,692.78
   Finance Charges                                   5,978,692.78              --

Repossession Totals
   Repossession                                                --              --
   Contra Receivable                                           --              --

Deraler Participation - Amortization
   Dealer Participation                                        --      661,381.52
   Dealer Advances                                     661,381.52              --

Loss Reclass
   Losses                                            3,699,994.35              --
   Losses                                                      --    3,699,994.35